U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2014

ELDORADO ARTESIAN SPRINGS, INC.
(Name of registrant as specified in its charter)

Colorado	000-18235	84-0907853
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1783 DOGWOOD STREET, LOUISVILLE, COLORADO	80027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (303) 499-1316

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2014, Kevin M. Sipple, Vice President of Eldorado Artesian Springs, Inc. (the “Company”), tendered his resignation as a corporate officer of the Company, effective May 31, 2014, or until such further time as may be agreed between Mr. Sipple and the Board of Directors.  Mr. Sipple will continue as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eldorado Artesian Springs, Inc.
Registrant

By:	/s/ Cathleen Shoenfeld
Cathleen Shoenfeld
Chief Financial Officer

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